Exhibit 99.1

POINTWARD INC.

FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FORM

To the shareholders and the board of directors of Pointward Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Pointward Inc. as of December 31, 2022 and 2021, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2023

Lakewood, CO

January 2, 2024

F-2

POINTWARD INC.

BALANCE SHEETS

	December 31,	December 31,
	2022	2021
ASSETS
Current Assets:

Cash	$–	$–

Total Assets	$–	$–

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Loan payable – related party	$1,600	$1,400
Total Liabilities	1,600	1,400

Stockholders' Deficit:
Preferred stock, $0.0001 par value; 20,000,000 shares authorized, 10,000 shares issued and outstanding	1	1
Common stock, $0.0001 par value; 100,000,000 shares authorized, no shares issued and outstanding	–	–
Accumulated deficit	(1,601)	(1,401)
Total Stockholders’ Deficit	(1,600)	(1,400)

Total Liabilities and Stockholders' Deficit	$–	$–

The accompanying notes are an integral part of these financial statements.

F-3

POINTWARD INC.

STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31,
	2022	2021
Operating Expenses:
General & administrative expenses	$200	$741
Total operating expenses	200	741

Loss from operations	(200)	(741)

Loss before income taxes	(200)	(741)

Provision for income taxes	–	–

Net Loss	$(200)	$(741)

Loss per share, basic and diluted	$–	$–

Weighted average shares, basic and diluted	–	–

The accompanying notes are an integral part of these financial statements.

F-4

POINTWARD INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

YEARS ENDED DECEMBER 31, 2022 AND 2021

	Preferred Stock		Common Stock		Additional Paid in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance at December 31, 2020	10,000	$1	–	$–	$–	$(660)	$(659)
Net loss	–	–	–	–	–	(741)	(741)
Balance at December 31, 2021	10,000	1	–	–	–	(1,401)	(1,400)
Net loss	–	–	–	–	–	(200)	(200)
Balance at December 31, 2022	10,000	1	–	$–	$–	$(1,601)	$(1,600)

The accompanying notes are an integral part of these financial statements.

F-5

POINTWARD INC.

STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2022	2021
Cash flows from operating activities:

Net loss	$(200)	$(741)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in assets and liabilities:	–	–

Net cash used in operating activities	(200)	–

Cash flows from investing activities:	–	–

Cash flows from financing activities:
Loans payable – related party	200	741
Net cash provided by financing activities	200	741

Net change in cash	–	–

Cash, beginning of year	–	–

Cash, end of year	$–	$–

The accompanying notes are an integral part of these financial statements.

F-6

POINTWARD INC.

Notes to the Financial Statements

December 31, 2022

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Pointward Inc, (the “Company”, “Pointward”) was incorporated under the laws of the State of Delaware on December 18, 2020.

Pointward is an IP holding company focused on digital channel activation and digital customer engagement protocols designed to identify audience segments and engage each segment based on the digital relationship pathway. The digital relationship pathway becomes increasingly personalized within stage gates, based upon business logic embedded into the relationship pathway workflow, which allows more relevant engagements at each stage.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Concentration of credit risk

Financial instruments which potentially subject the Company to concentration of credit risk consist of cash deposits and customer receivables.  The Company maintains cash with various major financial institutions. The Company performs periodic evaluations of the relative credit standing of these institutions.  To reduce risk, the Company performs credit evaluations of its customers and maintains reserves when necessary for potential credit losses.

Cash and cash equivalents

We consider all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents. There were no cash equivalents as of December 31, 2022 and 2021.

Income Taxes

We follow ASC 740-10-30, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income in the period that includes the enactment date.

F-7

We adopted ASC 740-10-25 (“ASC 740-10-25”) with regard to uncertainty income taxes.  ASC 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under ASC 740-10-25, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740-10-25 also provides guidance on derecognition, classification, interest and penalties on income taxes, and accounting in interim periods and requires increased disclosures.  We had no material adjustments to our liabilities for unrecognized income tax benefits according to the provisions of ASC 740-10-25.

Stock-based compensation

We account for equity-based transactions with employees and non-employees under the provisions of FASB ASC Topic 718, “Compensation – Stock Compensation” (Topic 718), which establishes that equity-based payments to employees and non-employees are recorded at the grant date the fair value of the equity instruments the entity is obligated to issue when the employees and non-employees have rendered the requisite service and satisfied any other conditions necessary to earn the right to benefit from the instruments. Topic 718 also states that observable market prices of identical or similar equity or liability instruments in active markets are the best evidence of fair value and, if available, should be used as the basis for the measurement for equity and liability instruments awarded in these share-based payment transactions. However, if observable market prices of identical or similar equity or liability instruments are not available, the fair value shall be estimated by using a valuation technique or model that complies with the measurement objective, as described in FASB ASC Topic 718.

Net Income (Loss) Per Common Share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented. As of December 31, 2022 and 2021, there are are no potentially dilutive shares of common stock.

Recent Accounting Pronouncements

The Company has implemented all applicable accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has no revenue and has an accumulated a deficit as of December 31, 2022. The Company requires capital for its contemplated operational and marketing activities. The Company’s ability to raise additional capital through the future issuances of common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. These conditions and the ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these uncertainties.

F-8

NOTE 4 – RELATED PARTY TRANSACTIONS

Since inception our CEO Peter Hager has advanced the Company funds to pay for our limited operating expenses. The advances are non-interest bearing and due on demand. As of December 31, 2022 and 2021, the Company owes Mr. Hager $1,600 and $1,400, respectively.

As of December 31, 2022 and 2021, Mr. Hager owns all of the 10,000 shares of preferred stock issued and outstanding.

NOTE 5 – PREFERRED STOCK

The Company has authorized 20,00,000 shares of preferred stock. No shares have been designated as of December 31, 2022.

NOTE 6 - INCOME TAX

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The Company is using the U.S. federal income tax rate of 21%.

The provision for Federal income tax consists of the following December 31:

	2022	2021
Federal income tax benefit attributable to:
Current Operations	$42	$156
Less: valuation allowance	(42)	(156)
Net provision for Federal income taxes	$–	$–

The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

	2022	2021
Deferred tax asset attributable to:
Net operating loss carryover	$(336)	$(294)
Less: valuation allowance	(336)	294
Net deferred tax asset	$–	$–

At December 31, 2022, the Company had net operating loss carry forwards of approximately $336 that may be offset against future taxable income.  No tax benefit has been reported in the December 31, 2022 or 2021 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

F-9

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

ASC Topic 740 provides guidance on the accounting for uncertainty in income taxes recognized in a company’s financial statements. Topic 740 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements.

The Company files income tax returns in the U.S. federal jurisdiction, and various state and local jurisdictions. Federal income tax returns prior to fiscal year 2017 are closed.

The Company includes interest and penalties arising from the underpayment of income taxes in the statements of operations in the provision for income taxes. As of December 31, 2022, the Company had no accrued interest or penalties related to uncertain tax positions.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were issued and has determined that it has the following material subsequent events to disclose in these financial statements.

On September 15, 2023, Mr. Hager purchased 7,782,000 shares of common stock for total proceeds of $778.

On September 15, 2023, Calisota Tech LLC, a Company controlled by Mr. Hager purchased 7,782,000 shares of common stock for total proceeds of $778.

On September 19, 2023, Greg Shockey purchased 5,900,000 shares of common stock for total proceeds of $590.

On September 19, 2023, Forty7 Select Holdings LLC, a Company controlled by Mr. Shockey, purchased 3,000,000 shares of common stock for total proceeds of $300.

During September 2023, a total of 14,788,000 shares of common stock were sold to other individuals for total proceeds of $1,479.

F-10